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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  June 27, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Sale and Servicing Agreement, dated as of
     June 1, 1997, relating to the Mego Mortgage Home Loan Owner Trust 1997-3, Home Loan Asset Backed Notes and Certificates).


                        FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                333-29381       06-1442101
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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Item 5.  Other Events.
----     ------------

Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411  of Regulation C under the Securities  Act of 1933,
Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the opinion of Brown & Wood LLP, dated June 27, 1997 into the Registrant's registration statement (File No. 333-29381).




Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Opinion of Brown & Wood LLP





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Peter McMullin
                                  -----------------------------
                                  Peter McMullin



Dated:  July 3, 1997




                                Exhibit Index
                                -------------

Exhibit                                           Page
-------                                           ----

1.   Opinion of Brown & Wood LLP





                                                                    EXHIBIT 1








                                   June 27, 1997


Mego Mortgage Corporation
1000 Parkwood Circle, Suite 500
Atlanta, Georgia 30339

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Financial Asset Securitites Corp.
600 Steamboat Road
Greenwich, Connecticut 06830

     Re:  Mego Mortgage Home Loan Owner Trust 1997-3
          Home Loan Asset-Backed Notes and Certificates,
          Series 1997-3
          ----------------------------------------------

Ladies and Gentlemen:

     We have acted as special tax counsel for Mego Mortgage Corporation ("Mego Mortgage") and Mego Mortgage Home Loan Owner Trust 1997-3, a Delaware statutory business trust (the "Owner Trust"), in connection with the issuance and sale by the Owner Trust of its Home Loan Asset Backed Notes, Series 1997-3, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1 and Class M-2 Notes (collectively, the "Notes"), and Home Loan Asset Backed Certificates (the "Certificates") to be issued pursuant to an Indenture dated as of June 14, 1997 (the "Indenture") between the Owner Trust and First Bank National Association, as indenture trustee (in such capacity, the "Indenture Trustee"). A class of residual instruments (the "Residual Instruments"), which will have no principal balance, will also be issued pursuant to a Trust Agreement dated as of June 14, 1997 (the "Trust Agreement") among the Depositor, Mego Mortgage, Wilmington Trust Company, as owner trustee (the "Owner Trustee"), and First Bank National Association, as co-owner trustee (in such capacity, the "Co-Owner Trustee"). The Residual Instruments will be held by Mego Mortgage. The Notes, the Certificates and the Residual
Instruments collectively are referred to herein as the "Securities". Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Sale and Servicing Agreement dated as of June 14, 1997 (the "Sale and Servicing Agreement") among Mego Mortgage, the Depositor, the Master Servicer, the Indenture Trustee, and the Owner Trust.

     In arriving at the opinions expressed below, we have examined originals or copies, certified or otherwise identified, of the Sale and Servicing Agreement, the Indenture and the Trust Agreement (the "Documents").

     In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals. Our opinions are also based on the assumption that there are no agreements or understandings with respect to the transactions contemplated in the Documents other than those contained in the Documents. Furthermore, our opinions are based on the assumption that all parties to the Documents will comply with the terms thereof, including all tax reporting requirements contained therein.

     As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Depositor and Greenwich Capital Markets, Inc. and of public officials and agencies. We have, for the purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Notes.

     Based upon the foregoing, we are of the opinion that:

     (i) the Notes will be characterized as debt for federal income tax purposes; and

     (ii) the Owner Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

     The opinions set forth herein are based upon the existing provisions of the Internal Revenue Code of 1986, as amended, and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so.

     This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. The opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                   Very truly yours,



                                   /s/ Brown & Wood LLP
                                   -------------------------------
                                   Brown & Wood LLP